Corporate Overview January 2022 Exhibit 99.2

This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding the benefits and capabilities of our transcriptome panel and the timing of its commercial launch, possible companion diagnostic and HTG Molecular Diagnostics, Inc. (“HTG”) diagnostic products, potential addressable markets and the size of those markets, including new markets and opportunities expected as a result of our full transcriptome technology, HTG being well positioned in the emerging field of RNA therapeutics, our timeline strategy, planned product development and our product and technology roadmap, prospects, and plans and objectives are forward-looking statements. The words ‘‘anticipate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘predict,’’ ‘‘project,’’ ‘‘target,’’ ‘‘potential,’’ ‘‘will,’’ ‘‘would,’’ ‘‘could,’’ ‘‘should,’’ ‘‘continue,’’ and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in forward-looking statements, including due to risks and uncertainties associated with the development and commercialization of products, competition with new and existing technologies, the outcome of relationships with third parties, the COVID-19 pandemic and other factors as discussed under the heading “Risk Factors” in our quarterly report on Form 10-Q for the quarter ended September 30, 2021, as filed with the Securities and Exchange Commission. The forward-looking statements contained in this presentation reflect our views with respect to future events as of the date set forth on the first page of this presentation, and we assume no obligation to update any forward-looking statements as a result of new information, future events or otherwise as of such date. This presentation also contains estimates, projections and other information concerning our industry, our business, and the markets for our products, product candidates and services, as well as data regarding market research, estimates and forecasts prepared by our management. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information. These statements are based upon information available to us as of the date of the presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and you are cautioned not to unduly rely upon these statements Forward-looking Statements PROPRIETARY AND CONFIDENTIAL 2

PROPRIETARY AND CONFIDENTIAL 3 HTG is accelerating precision medicine - from diagnosis to treatment - by harnessing the power of transcriptome-wide profiling to drive translational research, clinical diagnostics and targeted therapeutics across a variety of disease areas.  Building on more than a decade of pioneering innovation and partnerships with biopharma leaders and major academic institutes, HTG’s proprietary RNA platform technologies are designed to make the development of life science tools and diagnostics more effective and efficient and to unlock a differentiated and disruptive approach to transformative drug discovery.

PROPRIETARY AND CONFIDENTIAL 4 HTG MOLECULAR HTG THERAPEUTICS PRECISION MEDICINE RNA diagnostic services/tools RNA-targeted small molecule drug discovery

The Power of RNA and Gene Expression Profiling (GEP) in Precision Medicine PROPRIETARY AND CONFIDENTIAL 5 RNA Transcriptome DNA Protein Proteome Making Precision Medicine More Precise Genome RNA is what is happening Proteins are the working molecules … but are very difficult to multiplex DNA represents the blueprint

What Differentiates HTG for RNA Analysis? PROPRIETARY AND CONFIDENTIAL 6 Faster…easier…higher expected success rate…lower sample requirement INCREASED SENSITIVITY SIMPLIFIED WORKFLOW CUTTING-EDGE PERFORMANCE 5-10x less starting sample required Compatible with both liquid and tissue samples Maintain effectiveness with degraded samples Avoids complex and biased RNA-seq workflow steps Turn-around time of 3 days vs. 7 days or more Bioinformatics in <1 hour vs. 4-8 hours or more Excellent concordance with RNASeq and synthetic RNA spike in controls High assay success rate and large dynamic range High-plex (up to 20K) panels, including whole transcriptome mRNA and miRNA panels

Core Business – Gene Expression Profiling (GEP) in Three Segments PROPRIETARY AND CONFIDENTIAL 7

Data analysis Sequencing Library prep EDGESeq Workflow PROPRIETARY AND CONFIDENTIAL 8 Low Sample Input No RNA / DNA Extraction Simplified Sequencing and Bioinformatics Sequencer Agnostic Illumina Thermo Fisher Scientific HTG Reveal Data Analysis Suite Sample prep Patented and Proprietary Chemistry

Core Business – RNA GEP Market Remains Large and Fast Growing PROPRIETARY AND CONFIDENTIAL 9 $0.5B $1.0B $2.0B MARKET SIZE Source - DeciBio

Core Business – Seeing Recovery in Key Metrics PROPRIETARY AND CONFIDENTIAL 10 $2.0M $1.7M $1.7M $2.5M $1.4M $2.1M 88 44 62* Revenue is direct revenue from products and product related services $2.5M $2.9M* * Numbers are preliminary and unaudited

Momentum in Publications Referencing EdgeSeq PROPRIETARY AND CONFIDENTIAL 11

PROPRIETARY AND CONFIDENTIAL 12 Provides the mRNA transcriptome with the same value proposition as previous EdgeSeq targeted panels Smaller sample load High success rate with FFPE Simpler workflow Faster turnaround time Easy bioinformatics HTG’s new human mRNA transcriptome product, approximately 20,000 genes

PROPRIETARY AND CONFIDENTIAL 13 HTG Transcriptome Panel (HTP) White Papers White paper # 1 (November 2020) demonstrated equivalency to RNASeq White paper # 2 (February 2021) demonstrated superiority to RNASeq White paper # 3 (August 2021) demonstrated final assay configuration superiority to RNASeq and data integration into REVEAL software

ASSAY PASS RATE AND SAMPLE REQUIREMENTS vs RNASeq PROPRIETARY AND CONFIDENTIAL 14 Technical Highlights – HTP System Performance * Only 1 sample required 2 sections ** RNA-Seq samples failed to generate sufficient extracted RNA to process samples. HTG works with smaller samples, is less sensitive to sample age, has a faster turnaround time and has a higher sample success rate than RNASeq

HTG SHOWS HIGH ACCURACY vs SPIKED IN CONTROLS AND IS CONCORDANT WITH RNASeq 15 Technical Highlights – HTP Accuracy Comparison of differential expression analysis results between the HTG panel and RNA-Seq for a representative set of breast and colorectal cancer FFPE samples. Log fold change values for RNA-Seq are plotted on the y-axis and log fold change values for the HTG panel are plotted on the x-axis. Blue dotted line is the unity line Assay linearity and dynamic range using spiked-in ERCC transcripts. The predicted amount of log2 ERCC spike-in (X-axis) were correlated with the log2 transformed signal generated by the ERCC transcripts (Y-axis). Pearson correlation coefficients are in the upper left-hand corner of each plot.

Market Opportunities PROPRIETARY AND CONFIDENTIAL 16 MAJOR DX CONTENT PROVIDERS* MAJOR CANCER CENTERS IN THE US AND EUROPE 72 NCI centers in the US 42 OECI centers in Europe Source – Cancer.gov, OECI.eu * Examples of potential customers

FINANCING PROPRIETARY TECHNOLOGY CUSTOMERS/ DISTRIBUTION A Decade of Innovation at HTG PROPRIETARY AND CONFIDENTIAL 17 JULY 2021 Drug Discovery Business Unit Created Whole transcriptome mRNA panel EpiEdge Seq feasibility Immune response panel Mouse mRNA panel Immuno oncology panel Pan B-cell lymphoma panel Whole transcriptome miRNA panel U.S. Patent No. 8,741,564 - June 3, 2014 Oncology biomarker panel PDP 1 agreement PDP 3 agreement Merck KGaA CDx agreement QIAGEN PDP CDx agreement PDP 2 agreement QIAGEN distribution agreement IPO Follow on financing 2nd follow on financing DLBCL COO panel

RNA profiling: Advanced Medicinal Chemistry Platform Novel Drug Discovery, a Natural Extension of Our Business PROPRIETARY AND CONFIDENTIAL 18 Leveraging our heritage Adding new technology platforms Enabling a powerful new capability Targeted RNA transcriptomic profiling:

RNA Opens Up Huge New Universe of Drug Targets PROPRIETARY AND CONFIDENTIAL 19 TODAY’S PROTEIN PARADIGM (After 100 years of drug discovery) POTENTIAL WITH RNA ~70% Non-coding Non-disease related 1.5% ~30% Nature Reviews, August 2018 Could be druggable as mRNA 20x increase in new targets ~20,000 coding genes ~1,000 targeted by existing drugs

Two Big Problems in Clinical Development Persist: Efficacy & Safety PROPRIETARY AND CONFIDENTIAL 20 <12% of drugs entering clinical trials succeed* Approx $985M per drug approved* * pharma.org … we plan to improve on both. PHASE II PHASE III

OUR SOLUTION The Value of Early Pre-clinical Insight PROPRIETARY AND CONFIDENTIAL 21

PROPRIETARY AND CONFIDENTIAL 22 Literature concurs that integrating big data expression profiling can improve therapeutic candidates Early and often transcriptome profiling can disrupt drug development

Innovative Proprietary Technology HTG Epi- EdgeSeq Epi transcriptome mRNA transcriptome miRNA transcriptome EdgeSeq Assembling A Drug Discovery and CDx Powerhouse PROPRIETARY AND CONFIDENTIAL 23 Disease state agnostic:

PROPRIETARY AND CONFIDENTIAL 24 Our Comprehensive RNA Profiling Platform Technology Enabling simultaneous mRNA, miRNA and RNA modification analysis NEW NEW

Not All Transcriptome Profiling is Created Equal PROPRIETARY AND CONFIDENTIAL 25 Generic Technology OTHERS Proprietary Technology Powerful chemistry that uses less sample, is more robust and is easier to use Powerful technology but requires a lot of very pure RNA and a sophisticated workflow ADVANTAGES EdgeSeq Traditional RNA-Seq *Source – Actual HTG internal service lab performance

Multiple Target Strategies for Drug Discovery Differentiates Us PROPRIETARY AND CONFIDENTIAL 26 Target Agnostic Approach RMP* Target Focused Approach EdgeSeq – RMP panel informs efficacy Potential for patient stratification Abundance of transcriptome mods RNA Target Focused Approach EdgeSeq – on/off target profiles *RMP = RNA Modifying Proteins

THE PLATFORM THE BENEFITS PROPRIETARY AND CONFIDENTIAL 27 Advanced Medicinal Chemistry, Powered by Machine Learning Streamlining Discovery Then Now Easier to screen and iterate Harder to screen and iterate

HTG Positioned for High Value-add throughout The Process PROPRIETARY AND CONFIDENTIAL 28 DRUG DISCOVERY CDx DEVELOPMENT NIH / Academia profiling tools CDx Development profiling tools

HTG Drug Discovery Process – A Deeper Dive PROPRIETARY AND CONFIDENTIAL 29 Development candidate

HTG CDx Process – A Deeper Dive PROPRIETARY AND CONFIDENTIAL 30 Analyze disease vs normal with mRNA, miRNA, m6A and other modifications. Confirm mechanism Screen for off target and toxicity Using EdgeSeq profiling platform identify responder/non responders of patients via pathway analysis and sub-typing Confirm sub-type and/or pathway response and confirm biomarker strategy to accelerate drug development and registration Build IUO CDx Expand sub-types and indications to maximize market potential Expand CDx label Initiate commercialization seeking 1st line approval based on superior efficacy and lower toxicity Approval

ONCOLOGY CLINICAL TRIALS LEVERAGING GEP REVENUE OPPORTUNITY FOR A CDx PROPRIETARY AND CONFIDENTIAL 31 Significant Opportunity for Companion Diagnostics One front line CDx in a 100k incidence rate cancer represents a potential $30M/yr revenue opportunity (assuming $300/test AUP) 3.1K 9% 2014 13% 2015 10% 15% 2016 2017 2019 18% 2018 20% 2.4K 2.7K 2.9K 3.3K 3.4K 7% 3% CAGR Notes: * Only oncology (hematological and solid tumors) interventional trials measuring at least one drug (devices and surgery excluded), all sponsor types, with and without RNA / Gene expression biomarkers Source: Amplion; Contract Consultants 25% Only ~50% of patients typically have actionable DNA mutation

CHEMISTRY PLATFORM Differentiated from Traditional and Disruptive Competitors PROPRIETARY AND CONFIDENTIAL 32 TARGET STRATEGIES TRANSCRIPTOMIC PROFILING TECHNOLOGY TRANSCRIPTOMIC PROFILING TECHNOLOGY TRADITIONAL RNA LANDSCAPE DISRUPTOR LANDSCAPE

Proven Team with Rich, Relevant Expertise PROPRIETARY AND CONFIDENTIAL 33 EXPERTISE RNA profiling Bioinformatics Medicinal chemistry Molecule design Target / pipeline strategy Licensing strategy

PROPRIETARY AND CONFIDENTIAL 34 THERAPEUTICS Deep expertise in RNA translational profiling To understand mechanism of disease Ability to unlock massive drug discovery potential 20x increase in druggable targets Disrupting the paradigm by moving earlier in the process Improving efficacy/safety; reducing current 90% clinical failure Highly differentiated in RNA drug discovery space Comprehensive proprietary profiling and medicinal chemistry Capturing significant value-add potential and control Evolution from service provider to service provider and drug discovery / CDx developer Summary

PROPRIETARY AND CONFIDENTIAL 35 HTG MOLECULAR Life science tools and diagnostics based on proprietary transcriptomic technologies and informatics HTG THERAPEUTICS Therapeutic discovery integrating transcriptomic profiling and machine learning guided library construction Leading transcriptomics company developing profiling diagnostics and novel drug candidates to determine the right therapy for the right patient